SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)


                               September 20, 2001




              THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
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             (Exact name of Registrant as specified in its Charter)



   Delaware                     0-23323                        36-4153491
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(State or other              (Commission                     (IRS Employer
jurisdiction of               File Number)                   Identification
 incorporation)                                                  Number)





2900 Texas Avenue, Bryan,     Texas                              77802
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(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (979) 779-2900


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5. Other Events

        On September 20, 2001, the Registrant issued the press release attached as Exhibit 99 announcing its decision to discontinue its active search for a strategic alliance.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7. Financial Statements and Exhibits

           (c) Exhibits

        The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE BRYAN-COLLEGE STATION FINANCIAL
                                        HOLDING COMPANY


Date: September 21, 2001            By: /s/ David Rinehart
      -----------------------           ----------------------------------------
                                        David Rinehart
                                        President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.               Description
-------------           --------------------------------------------------------

    99                    Press Release, dated September 20, 2001